Taxation	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Taxation
Note 10 - Taxation
Borr Drilling Limited is a Bermuda company not currently required to pay taxes in Bermuda on ordinary income or capital gains under a tax exemption granted by the Minister of Finance in Bermuda until March 31, 2035. However, the Bermuda Corporate Income Tax Act was enacted on December 27, 2023 and will apply from January 1, 2025, as discussed below. We operate through various subsidiaries, affiliates and branches in numerous countries throughout the world and are subject to tax laws, policies, treaties and regulations, as well as the interpretation or enforcement thereof, in jurisdictions in which we or any of our subsidiaries, affiliates and branches operate, were incorporated, or otherwise considered to have a tax presence. Our income tax expense is based upon our interpretation of the tax laws in effect in various countries at the time that the expense was incurred.
Total pre-tax income / (loss) is comprised of the following by jurisdiction:

	For the Years Ended December 31,
(In $ millions)	2023	2022	2021
Bermuda	(92.2)	(44.1)	(68.1)
Foreign	148.3	(230.3)	(115.2)
Total	56.1	(274.4)	(183.3)
All income tax expense is attributable to foreign jurisdictions and is comprised of the following:

	For the Years Ended December 31,
(In $ millions)	2023	2022	2021
Current tax expense	50.5	20.5	10.2
Change in deferred tax	(16.5)	(2.1)	(0.5)
Total	34.0	18.4	9.7
Our annual effective tax rate for the year ended December 31, 2023 was approximately 60.61%, on a pre-tax income of $56.1 million. Changes in our effective tax rate from period to period are primarily attributable to changes in the profitability or loss mix of our operations in various jurisdictions. As our operations continually change among numerous jurisdictions, and methods of taxation in these jurisdictions vary greatly, there is minimal direct correlation between the income tax provision / benefit and income / (loss) before taxes. The year ended December 31, 2023 was also impacted by the release of a valuation allowance against certain deferred tax assets in the U.K., and a decrease in the liability for unrecognized tax positions for the expiration of a statute of limitations.
A reconciliation of the Bermuda statutory tax rate to our effective rate is shown below:

	For the Years Ended December 31,
	2023	2022	2021
Bermuda statutory income tax rate	—%	—%	—%
Tax rates which are different from the statutory rate	101.25%	(7.20)%	(6.64)%
Adjustment attributable to prior years	3.39%	0.67%	1.60%
Change in valuation allowance	(29.41)%	—%	—%
Adjustments to uncertain tax positions	(14.62)%	(0.18)%	(0.26)%
Total	60.61%	(6.71)%	(5.30)%
The components of the net deferred taxes are as follows:

	As of December 31,
(In $ millions)	2023	2022
Deferred tax assets
Net operating losses	17.6	17.7
Excess of tax basis over book basis of property, plant and equipment	14.7	45.0
Other	20.6	17.9
Deferred tax asset	52.9	80.6
Less: valuation allowance	(33.6)	(77.1)
Net deferred tax assets (1)	19.3	3.5
Deferred tax liabilities
Deferred tax liabilities	—	(0.7)
Net deferred tax asset	19.3	2.8
(1) Net deferred tax assets are recognized in "Other non-current assets" in the Consolidated Balance Sheets (see Note 18 - Other Non-Current Assets).
The deferred tax assets related to our net operating losses were primarily generated in the United Kingdom ($64.0 million net operating losses at December 31, 2023) and will not expire. We recognize a valuation allowance for deferred tax assets when it is more-likely-than-not that the benefit from the deferred tax asset will not be realized. The amount of deferred tax assets considered realizable could increase or decrease in the near-term if estimates of future taxable income change. In 2023, we reduced our valuation allowance previously recorded against the gross deferred tax assets primarily attributable to the net operating losses in the United Kingdom. Due to existing contracts as of December 31, 2023, we determined that these net operating losses would likely be utilized. The release of this valuation allowance reduced our income tax provision by $16.5 million.
We conduct business globally and, as a result, we file income tax returns, or are subject to withholding taxes, in various jurisdictions. In the normal course of business we are generally subject to examination by taxation authorities throughout the world, including major jurisdictions in which we operate or used to operate.
The following is a reconciliation of the liabilities related to our uncertain tax positions:

(In $ millions)	2023	2022
Unrecognized tax benefits, including interest and penalties, at January 1,	11.3	6.2
Additions for tax positions of prior year	0.3	—
Reduction in tax positions of prior years	(9.5)	—
Unrecognized tax benefits, excluding interest and penalties, at December 31,	2.1	6.2
Interest and penalties	1.1	5.1
Unrecognized tax benefits, including interest and penalties, at December 31,	3.2	11.3
The liabilities summarized in the table above are presented within "Other non-current liabilities" in the Consolidated Balance Sheets.
We include, as a component of our income tax provision, potential interest and penalties related to liabilities for our unrecognized tax benefits within our global operations. Interest and penalties resulted in an income tax expense of $1.1 million, $0.5 million and $0.4 million for the years ended December 31, 2023, 2022 and 2021, respectively.
For the year ended December 31, 2023, we reduced our liability for uncertain tax positions, and our income tax provision, by $9.5 million to reflect the expiration of a statute of limitations.
As of December 31, 2023, the liabilities related to our unrecognized tax benefits, including estimated accrued interest and penalties, totaled $3.2 million, and if recognized, would reduce our income tax provision by $3.2 million. As of December 31, 2022, the liabilities related to our unrecognized tax benefits, including estimated accrued interest and penalties, totaled $11.3 million, and if recognized, would reduce our income tax provision by $11.3 million. It is reasonably possible that our existing liabilities related to our unrecognized tax benefits may increase or decrease in the next twelve months primarily due to the progression of open audits or the expiration of statutes of limitation. While the amounts provided are an estimate and subject to revision, we are not aware of any circumstances currently that would result in a material increase to the amounts provided for the risks identified at this time.
In response to the Organization for Economic Co-Operation and Development (OECD) Base Erosion and Profit Shifting initiative, a 15% worldwide minimum tax implemented on a country-by-country basis has been introduced with many jurisdictions committed to a January 1, 2024, effective date. There remains a number of uncertainties around the final Pillar 2 model rules, and we are closely monitoring developments on this initiative.
Additionally, on December 27, 2023, Bermuda enacted the Corporate Income Tax Act which imposes a 15% tax on Bermuda businesses that are part of multinational enterprise (MNE) groups. The effective date of the income tax is for tax years beginning on or after January 1, 2025. We are actively monitoring the evolving developments of these regulations and evaluating their potential impact on future periods. At present, we expect that they will not have a substantial impact on our financial results in the short term.